REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of January 8, 1998, between AT&T Corp., a New York corporation (the "Company"), on the one hand, and Tele-Communications, Inc., a Delaware corporation ("TCI"), Cox Communications, Inc., a Delaware corporation ("Cox") and Comcast Corporation, a Pennsylvania corporation ("Comcast") (TCI, Cox and Comcast, collectively, the "Cable Stockholders"), on the other hand.

                  WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of January 8, 1998 (the "Merger Agreement"), by and among the Company, TA Merger Corp., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of the Company, and Teleport Communications Group Inc., a Delaware corporation ("Teleport"), Merger Sub has agreed to merge (the "Merger") into Teleport, and pursuant thereto shares of Class A Common Stock, par value $.01 of Teleport ("Teleport Class A Stock"), and shares of Class B Common Stock, par value $.01 of Teleport ("Teleport Class B Stock"), held by the Cable Stockholders will be converted into shares of Common Stock, par value $1.00 per share of the Company ("Common Stock"); and

                  WHEREAS, pursuant to a Voting Agreement dated as of January 8, 1998, by and among the Company and the Cable Stockholders, the Company has agreed to enter into this Agreement to provide certain registration rights to the Cable Stockholders, effective as of the effective time of the Merger (the "Effective Time"), with respect to the shares of Common Stock to be received by them in the Merger.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

                  1. Definitions. (a) As used herein, the following terms shall have the following meanings:

                  (i) Registrable Securities: (A) the shares of Common Stock to be acquired by the Cable Stockholders at the Effective Time pursuant to the Merger Agreement, (B) any securities of the Company issued or issuable with respect to any Common Stock referred to in subdivision (A) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, and (C) subject to Section 2(b), any securities of a Cable Stockholder the value of which relates to or is based upon the Registrable Securities or securities which are exchangeable for or convertible into the Registrable Securities, to the extent such securities require registration by the Company in addition to registration by the issuer thereof. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been distributed to the public pursuant to Rule 144 or Rule 145 (or any suc-cessor provision) under the Securities Act or (z) they shall have ceased to be outstanding.

                  (ii) Registration Expenses: all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of Registrable Securities being registered and (except in the case of Registrable Securities referred to in Section 1(a)(i)(C)) any fees and disbursements of underwriters customarily paid by issuers, but excluding fees and disbursements of counsel retained by any of the Cable Stockholders, premiums and other costs of policies of insurance obtained by the Cable Stockholders against liabilities arising out of the public offering of the Registrable Securities being registered, any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities, all underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities and, in the case of Registrable Securities referred to in Section 1(a)(i)(C), any other registration expenses incident to the registration of the securities issued by the Cable Stockholder as distinct from the registration of the underlying Registrable Securities.

                  (b) Capitalized terms used herein but not otherwise defined herein shall have the same meaning as in the Merger Agreement.

                  2. Registration on Request. (a) Request. During the period commencing on the Effective Time and ending on the second anniversary of the Effective Time (the "Registration Period"), each Cable Stockholder shall have the right upon written request (a "Request") to request that the Company effect the registration under the Securities Act of all or a part of the Registrable Securities then owned by such Cable Stockholder(s) (but in any event not less than an aggregate of 5,000,000 shares of Common Stock, as adjusted to reflect any stock splits, combinations of shares, reclassifications or comparable transactions, or such lesser number of shares as shall then constitute all of the Registrable Securities then owned by such Cable Stockholders taking into account all Registrable Securities to be included in such registration). Upon receipt of any such Request, the Company will provide notice of such Request in accordance with Section 8 (the "Registration Notice") to each of the Cable Stockholders not included in such Request and will use all reasonable efforts
(subject to Section 4(b)) to effect such registration of the Registrable Securities which the Company has been so requested to register in the Request or by any other Cable Stockholder within 15 days after delivery of the Registration Notice (the Cable Stockholders requesting registration shall collectively be referred to as the "Participating Cable Stockholders"). Each Cable Stockholder shall be entitled to two Requests during the Registration Period pursuant to this Section 2, provided that, regardless of whether any securities are offered or sold pursuant thereto (other than as a result of any action by the Company pursuant to Section 4(b)), no more than one Request shall be made by each Cable Stockholder during the first twelve month period of the Registration Period and no more than one

Request shall be made by each Cable Stockholder during the remainder of the Registration Period. (For the avoidance of doubt, no more than a total of six Requests may be made hereunder.)

                  The Company may include in any such registration other securities for sale for its own account or for the account of any other Person; provided that, if the managing underwriter for the offering shall determine that the number of shares proposed to be offered in such offering would be reasonably likely to adversely affect such offering, then the securities to be sold by the Cable Stockholders shall be included in such registration before any securities proposed to be sold for the account of the Company or any other Person and provided further that the Cable Stockholders agree that any reduction in the number of securities to be offered by the Cable Stockholders pursuant to any Request shall be on a pro rata basis except that the securities offered by the Cable Stockholder initiating such Request shall not be reduced to less than 50% of such securities included in the initial Request unless no securities of any other Cable Stockholder are included therein. The Cable Stockholder making such initial Request shall be responsible for any calculations relating to the foregoing and shall set forth such calculations in a certificate to be delivered to the Company, on which certificate the Company shall be entitled to rely.

                  (b) Registration Statement Form. The Company shall effect any registration requested under this Section 2 by the filing of a registration statement on such form as the Company may determine; provided that the Company shall not be obligated to register any securities on a "shelf" registration statement pursuant to Rule 415 under the Securities Act (or any successor provisions of such Act) or otherwise to register securities on a continuous or delayed basis. In the case of the Registrable Securities referred to in Section 1(a)(i)(C), the Company's obligation to effect any such registration shall apply only to the Registrable Securities underlying the securities to be issued by any Cable Stockholder, and the applicable Cable Stockholder shall be responsible for the separate registration of the securities to be issued by such Cable Stockholder.

                  (c) Expenses. The Registration Expenses in connection with any registration which may be requested under this Section 2 shall be borne by the Company. The Participating Cable Stockholders shall bear the expense of fees and disbursements of counsel retained by the Participating Cable Stockholders, premiums and other costs of policies of insurance obtained by the Participating Cable Stockholders against liabilities arising out of the public offering of the Registrable Securities, any fees and disbursements of underwriters customarily paid by sellers of securities, all underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities and any other expenses that do not constitute Registration Expenses.

                  (d) Selection of Underwriters. One co-lead managing underwriter for any registration requested under this Section 2 effected by means of a firm commitment underwriting shall be selected by the Company, and shall be reasonably acceptable to the Participating Cable Stockholders, and the other co-lead managing underwriter shall be selected by the Participating Cable Stockholders and shall be reasonably acceptable to the Company. Any additional co-managing underwriters shall be selected by the Company.

                  3. Registration Procedures. If the Company is required to use all reasonable efforts to effect the registration of Registrable Securities under the Securities Act as provided in Section 2, the Company will as expeditiously as possible:

                   (i) prepare and (within 30 days after the receipt of a Request) file with the SEC the requisite registration statement to effect such registration and use all reasonable efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the Participating Cable Stockholders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to the Participating Cable Stockholders;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earliest of (A) the termination of this Agreement pursuant to Section 16, (B) such time as all of such securities have been disposed of and (C) the date which is 60 days after the date of initial effectiveness of such registration statement;

                 (iii) furnish to the Participating Cable Stockholders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements and any supplements thereto and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as the Participating Cable Stockholders may reasonably request;

                  (iv) use all reasonable efforts to register or qualify all Registrable Securities registered pursuant to such registration statement under such other securities or blue sky laws of such jurisdictions as the Participating Cable Stockholders shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Participating Cable Stockholders to consummate the disposition in such jurisdictions of the securities owned by the Participating Cable Stockholders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to be subject to taxation or to consent to general service of process in any such jurisdiction;

                   (v) use all reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be  necessary  to  enable  the
         Participating   Cable  Stockholders  to consummate the disposition of
         such Registrable Securities;

                  (vi) if such registration includes an underwritten public offering, furnish to the Participating Cable Stockholders a signed counterpart, addressed to the Participating Cable Stockholders (and the underwriters), of (x) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, and (y) a "comfort letter", dated the effective date of such registration statement (and a supplement to such "comfort letter" dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as the Participating Cable Stockholders (or the underwriters, if any) may reasonably request;

                  (vii) promptly notify the Participating Cable Stockholders at any time when the Company becomes aware that a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Participating Cable Stockholders (and subject to Section 4(b)(ii)) promptly prepare and furnish to the Participating Cable Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a
         - material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (viii) otherwise use all reasonable efforts to comply with the Securities Act and the Exchange Act and with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which the Participating Cable Stockholders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all - material respects with the requirements of the Securities Act;

                  (ix)  provide  a  transfer   agent  and   registrar   for  all
         Registrable Securities covered
         by such registration statement not later than the effective date of such registration statement; and

                   (x) use all reasonable efforts to list all Common Stock covered by such registration statement on any securities exchange on which any of the Common Stock is then listed.


In the case of any underwritten offering involving at least $1 billion in fair market value of shares of Common Stock (as estimated by the Company in good faith based on the market value of the Shares at the time of the Request), the Company will participate in customary "roadshow" presentations as reasonably requested by the co-lead managing underwriters; provided however that Company shall not be required so to participate more than one time during the first year of the Registration Period or more than one time during the remainder of the term hereof. In any event, the identity of the officers of the Company participating therein (which need not be senior executive officers) and the number of cities visited shall be reasonably acceptable to the Company.

The Company may require the Participating Cable Stockholders to furnish the Company such information regarding the Participating Cable Stockholders and the distribution of such securities as the Company may from time to time reasonably request in writing for the purpose of registering the Registrable Securities pursuant to a Request hereunder. With respect to Registrable Securities referred to in Section 1(a)(i)(C), the requirements of this Section 3 shall relate only to the Registrable Securities underlying the securities to be issued by the applicable Cable Stockholder.

                  Each Cable Stockholder agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii) of this
Section 3, such Participating Cable Stockholder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Participating Cable Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this Section 3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies then in the Participating Cable Stockholder's possession, other than permanent file copies, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Any delay pursuant to this paragraph shall toll on a day for day basis the running of the 60 day period referred to in Section 3(ii) hereof.

                  4. (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering of Registrable Securities by the Participating Cable Stockholders under a registration requested pursuant to
Section 2, the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 6. The Participating Cable Stockholders shall be a party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Participating Cable Stockholders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Participating Cable Stockholders. The Participating Cable Stockholders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Participating Cable Stockholders, their ownership of the Registrable Securities and their intended method of distribution and any other representation required by law. In the case of Registrable Securities referred to in Section 1(a)(i)(C), the foregoing shall apply only to the Registrable Securities underlying the securities to be issued by a Cable Stockholder, and the applicable Cable Stockholder will be responsible for the underwriting agreement relating to the securities to be issued by it and all obligations and indemnities thereunder applicable to it as the issuer of such securities.

                  (b) Holdback Agreement; Postponement. (i) The Cable Stockholders agree by acquisition of the Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of such securities during the seven days prior to and the 90 days after any underwritten registration by the Company (either for its own account or for the benefit of the holders of any securities of the Company) has become effective (or such period of time shorter than 90 days that is sufficient and appropriate, in the opinion of the managing underwriter, in order to complete the sale and distribution of securities included in such registration) provided however that the Company shall not be entitled to require that any Cable Stockholder agree to the restriction in this Section 4(b)(i) for more than an aggregate of 90 days in the first year of the Registration Period or for more than 90 days during the remainder of the term of the Registration Period.

                  (ii) The Company may postpone any registration which is requested pursuant to Section 2 or delivery of a prospectus or supplement or amendment pursuant to Section 3(vii) if it determines that in view of the advisability of deferring public disclosure of material corporate developments or other information, the disclosures required to be made pursuant thereto would not be in the best interests of the Company at that time. In the event the Company makes any such election, each Cable Stockholder agrees to keep confidential the fact of such election and any information provided by the Company in connection therewith. No single postponement pursuant to this Section 4(b)(ii) of any registration which is requested pursuant to Section 2 or delivery of a prospectus or supplement or amendment pursuant to Section 3(vii) shall exceed 90 days and all such postponements shall not exceed 180 days in the aggregate.

                  5. Preparation of Registration Statement. In connection with the preparation and filing of the registration statement under the Securities Act, the Company will give the Participating Cable Stockholders, their underwriters, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto. Such opportunity to participate shall include reasonable access for purposes of due diligence, subject to the execution and delivery of appropriate confidentiality agreements.

                  6. Indemnification. (a) Indemnification by the Company. In the
event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the Participating Cable Stockholders, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person who controls any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Participating Cable Stockholders or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Participating Cable Stockholders and each such underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by a Participating Cable Stockholder for use in the preparation thereof, (ii) the use of any prospectus after such time as the obligation of the Company to keep the same effective and current has expired, or (iii) the use of any prospectus after such time as the Company has advised the Participating Cable Stockholder that the filing of a post-effective amendment or supplement thereto is required, except such prospectus as so amended or supplemented, and provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the matters described in
(i), (ii) or (iii) above or such Person's failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Participating Cable Stockholders or any such underwriter or controlling person and shall survive the transfer of such securities by the Participating Cable Stockholders. In the case of any Registrable Securities referred to in Section 1(a)(i)(C), the Company's indemnity hereunder shall relate only to the Registrable Securities underlying the securities to be issued by a Cable Stockholder, and the Company shall otherwise have no indemnity obligations with respect to the securities issued by the applicable Cable Stockholder or the registration thereof.

                  (b)  Indemnification by the Participating  Cable Stockholders.
The Company may require, as a condition to including any Registrable Securities of a Participating Cable Stockholder in any registration statement filed pursuant to Section 2, that the Company shall have received an undertaking reasonably satisfactory to it from such Participating Cable Stockholder to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company, each other Participating Cable Stockholder, each director and officer of the Company and of each other Participating Cable Stockholder, and each other Person, if any, who controls the Company or any other Participating Cable Stockholder, within the meaning of the Securities Act, with respect to any untrue - statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Participating Cable Stockholder for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement provided, however, that a Participating Cable Stockholder shall not be liable to the extent that the losses, liabilities or expenses arise out of or are based upon (i) the use by the Company or another Participating Cable Stockholder of any prospectus after such time as the obligation of the Company to keep the same effective and current has expired or (ii) the use by the Company or another Participating Cable Stockholder of any prospectus after such time as such Participating Cable Stockholder has advised the Company that the filing of a post-effective amendment or supplement thereto is required with respect to any information contained in such prospectus concerning such Participating Cable Holder, except such prospectus as so amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, each other Participating Cable Stockholder, or any such director, officer, or controlling person and shall survive the transfer of such securities by the Participating Cable Stockholders.

                  (c)  Notices  of Claims,  etc.  Promptly  after  receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

                  (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and the Participating Cable Stockholders with respect to any required registration or other qualification of securities under any Federal or state law or regulation of governmental authority other than the Securities Act.

                  (e) Indemnification Payments. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  (f) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

                  (g) Section 1(a)(i)(C) Offerings. In the case of any registration of Registrable Securities referred to in Section 1(a)(i)(C) hereof, it shall be a condition to the Company's obligation to proceed under this Agreement that the appropriate Cable Stockholder shall provide, in a manner reasonably satisfactory to the Company, indemnification, contribution and other rights in favor of the Company, each director and officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act with respect to the securities issued by the applicable Cable Stockholder and the registration thereof, in the same manner and to the same extent as those rights provided to the Participating Cable Stockholders in the case of registrations of other Registrable Securities hereunder.

                  7. Covenants Relating to Rule 144/145. The Company will prepare and file in a timely manner, information, documents and reports in compliance with the Exchange Act so as to comply with the requirements of such Act and the rules and regulations thereunder and will, at its expense, forthwith upon the request of the Cable Stockholders, deliver to the Cable Stockholders a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will forthwith, upon the written request of the Cable Stockholders, make available adequate current public information with respect to the Company within the meaning of paragraph
(c)(2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

                  8. Notices, etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy if receipt is confirmed by return telecopy, or five days after being mailed by registered or certified mail, return receipt requested, in each case to the applicable addresses set forth below:



                  If to TCI:

                  Tele-Communications, Inc.
                  5619 DTC Parkway
                  Englewood, CO 80111-3000
                  Attention:  Leo J. Hendery, Jr.
                  Facsimile:  (303) 488-3200

                  with a copy to:

                  Baker & Botts, L.L.P.
                  599 Lexington Avenue
                  29th Floor
                  New York, New York 10022-6030
                  Attention:  Elizabeth M. Markowski, Esq.
                  Facsimile:  (212) 705-5125

                  If to Cox:

                  Cox Enterprises, Inc.
                  1400 Lake Hearn Drive
                  Atlanta, GA 30319
                  Attention:  David M. Woodrow
                  Facsimile:  (404) 847-6029

                  with a copy to:

                  Dow, Lohnes & Albertson
                  1200 New Hampshire Avenue, N.W.
                  Suite 800
                  Washington, D.C. 20036
                  Attention:  Stuart A. Sheldon, Esq.
                  Facsimile:  (202) 776-2222

                  If to Comcast:

                  Comcast Corporation
                  1500 Market Street
                  Philadelphia, PA 19102
                  Attention:  General Counsel
                  Facsimile:  (215) 981-7794

                  with a copy to:

                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, New York 10017
                  Attention:  Dennis Hersch, Esq.
                  Facsimile:  (212) 450-4800


                  If to the Company:

                  AT&T Corp.
                  295 North Maple Avenue
                  Basking Ridge, NJ 07920
                  Attention:  Vice President-Law
                                and Corporate Secretary
                  Facsimile:  (908) 221-6618

                  with a copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 W. 52nd Street
                  New York, New York  10019
                  Attention:  Richard D. Katcher, Esq.
                            Steven A. Rosenblum, Esq.
                            Facsimile: (212) 403-2000

or to such other address as such party shall have designated by notice so given to each other party.

                  9. Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing - signed by the party against whom enforcement is sought or as expressly provided in Section 16. The failure of any party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  10. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior - agreements and understandings relating to such subject matter, including the provisions of Section 4 of the Amended and Restated Stockholders' Agreement of Teleport dated as of June 26, 1996. The provisions of this Agreement do not conflict with any other registration rights agreement to which Parent is a party (it being understood that Parent makes no representation with respect to any registration rights or similar agreements to which Teleport or any of its Subsidiaries is subject). After the Effective Time, none of Teleport, Parent or any of their respective Affiliates will have any other registration rights obligations to any of the Cable Stockholders or any of their Affiliates.

                  11. Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

                  12. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties.

                  13. Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York.

                  14. Name, Captions. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

                  15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

                  16. Termination. This Agreement shall terminate and be of no further force and effect upon the later of the expiration of the Registration Period and the tenth day after effectiveness of a registration statement filed pursuant to a Request made during the Registration Period; provided that, notwithstanding this Section 16, the provisions of Section 6 shall survive the termination of this Agreement.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                           AT&T CORP.



                                           By:    /s/ John D. Zeglis
                                           -----------------------------------
                                           Name:  John D. Zeglis
                                           Title: President


                                           TELE-COMMUNICATIONS, INC.



                                           By:    /s/ Bernard W. Schotters
                                           -----------------------------------
                                           Name:  Bernard W. Schotters
                                           Title: Senior Vice President
                                                    Finance & Treasurer


                                           COX COMMUNICATIONS, INC.



                                           By:    /s/ Jimmy W. Hayes
                                           -----------------------------------
                                           Name:  Jimmy W. Hayes
                                           Title: Senior Vice President of
                                                    Finance; Chief Financial
                                                    Officer


                                           COMCAST CORPORATION



                                           By:    /s/ Lawrence S. Smith
                                           -----------------------------------
                                           Name:  Lawrence S. Smith
                                           Title: Executive Vice President